Exhibit 10.32

Purchase Order with Lockheed Martin Dated April 21, 2005

Purchase Order Q50610070

Amendment Number: 0
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch

Order Date: 04/21/2005
Document Type: Purchase Order
Status: New

Buyer

LOCKHEED MARTIN CORPORATION
LOCKHEED MARTIN SOUTHEAST
MATERIAL ACQUISITION CENTER
5600 SAND LAKE ROAD, MP 141
ORLANDO FL 32819

Order Contact: COLEMAN, PAUL
Telephone: 4073567707 Badge: 5CE2
Email: paul.a.coleman@lmco.com
Fax:

Seller

ID: NN9Z00
Corp ID: LM0230343
NOVINT TECHNOLOGIES
809 MOANA DRIVE
SAN DIEGO CA 92106

Confirmed With:
Confirmed Date: 04/15/2005

Bill To

ID: 057157257Q
LOCKHEED MARTIN SHARED SRVICES
ACCOUNTS PAYABLE CENTER
PO BOX 33085
LAKELAND FL 338073085

Ship To

ID: 057157257.
CAUTION:
THIS PO MAY CONTAIN MULTIPLE ITEMS WITH DIFFERING SHIP-TO ADDRESSES. SEE INDIVIDUAL, ITEMS FOR SHIP-TO INFORMATION

FOB

Terms of Sale

Type: Discount Not Applicable
Basis: Invoice Receipt Date
Discount Percent:
Discount Days Due:
Net Days: 10
Discount Amount:
Description:
Day of Month:
Payment Method:

This transmittal is signed electronically by the procurement representative or buyer identified; Upon acknowledgement by seller, this transmittal is signed electronically by Seller authorized representative; written signature not required if signed electronically.

Lockheed Martin
Authorized Procurement Representative
Electronically signed by:
COLEMAN, PAUL ______ Date 04/21/2005

Accepted
Seller Authorized Representative
______ Date ______

Purchase Order Q50610070

Amendment Number: 0
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch

Order Date: 04/21/2005
Document Type: Purchase Order
Status: New

Carrier

Routing Sequence: Origin/Delivery Carrier (Any Mode)
Identification Qualifier:
Identification:
Transportation Method/Type:
Routing: SEE EACH LINE ITEM FOR ROUTING
Transit Direction:
Transit Time Direction Qualifier:
Transit Time Direction:
Service Level:

Order Details

Business System: 8146
Transmittal Date: 04/21/2005
Transmittal Time: 1436
Document Purpose: Original
Purchase Order Type: Stand-alone Order
Release Number:
Contract No:
Acknowledgement:
Supplier Ack Date:
Invoice Type:
Contract Type: Firm Fixed Price

Tax

Tax ID Number:
Jurisdiction:
Exemption Status:

Notes

This Purchase Order and attachment(s), if any, is being transmitted electronically and executed by electronic signature in lieu of a hard copy Purchase Order/Release and is the only document that the Seller will receive. By receipt and acknowledgment of this Purchase Order, or by performance, Seller agrees that this electronic Purchase Order shall have the same force and effect as if executed and sent in hard copy. Both parties agree that the validity of this Purchase Order shall not be contested on the basis that this Purchase Order contains an electronic signature. Seller certifies that those representations and certifications contained in the referenced terms and conditions are current and accurate.

Letters & Notes: PO HEADER TEXT

ITEM	QUANTITY	DPAS	PRIME CONTRACT	ACCOUNT DISTRIBUTION
0001	1.0000	NONE	N66001-04-D-5021	330A220000

LOCKHEED MARTIN TERMS AND CONDITIONS CORPDOC 3, DATED NOVEMBER 2004 INCLUDING REPRESENTATIONS AND CERTIFICATIONS REQUIRED UNDER US GOVERNMENT PRIME CONTRACTS IS INCORPORATED HEREIN AND ALTHOUGH NOT ATTACHED, APPLIES TO THIS PURCHASE ORDER OR RFP/RFQ. BY ACCEPTING THIS ORDER OR SUBMITTING AN OFFER/PROPOSAL, SELLER ACKNOWLEDGES PRIOR RECEIPT OF CORPDOC3 AND CERTIFIES THOSE REPRESENTATIONS AND CERTIFICATIONS ARE CURRENT, ACCURATE AND COMPLETE. FOR ITEM REFERENCING A DOD PRIME CONTRACT, CORPDOC 3A, DATED NOVEMBER 2004, IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. FOR ITEMS REFERENCING A NASA PRIME CONTRACT, CORPDOC 3B, DATED NOVEMBER 2004 IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. FOR ITEMS REFERENCING A DOE PRIME CONTRACT, CORPDOC 3C, DATED NOVEMBER

Continued...

2004, IS ALSO INCORPORATED BY REFERENCE AND SHALL APPLY TO THOSE ITEMS. COPIES OF LOCKHEED MARTIN TERMS AND CONDITIONS MAY BE OBTAINED FROM THE LOCKHEED MARTIN PROCUREMENT REPRESENTATIVE ISSUING THIS ORDER OR BY ACCESS TO LOCKHEED MARTIN'S SUPPLIERNET WEB SITE AT THE FOLLOWING URL ADDRESS (USE LOWER CASE LETTERS):
HTTP://WWW.LOCKHEEDMARTIN.COM/SUPPLIERNET
-
NOVINT POC -
-
MARK BENAK 505-350-6327
-
WALTER AVILES 888-309-8590
-
REFERENCE PROPOSAL FOR DMRS PHASE A PROPOSAL DATED 4/14/05
LOCKHEED MARTIN TERMS AND CONDITIONS CORPDOC SLP, DATED NOVEMBER 2004, IS INCORPORATED HEREIN AND ALTHOUGH NOT ATTACHED, APPLIES TO THIS PURCHASE ORDER OR RFP/RFQ. COPIE OF LOCKHEED MARTIN TERMS AND CONDITIONS MAY BE OBTAINED FRO THE LOCKHEED MARTIN PROCUREMENT REPRESENTATIVE ISSUING THIS ORDER OR BY ACCESS TO LOCKHEED MARTIN'S SUPPLIERNET WEB SIT AT THE FOLLOWING URL ADDRESS (USE LOWER CASE LETTERS):
HTTP://LOCKHEEDMARTIN.COM/SUPPLIERNET
THIS NOTE APPLIES TO ALL SOCKET HEAD TYPE FASTENERS: SOCKETS SHALL BE FREE OF ALL BURRS, CHIPS OR SLIVERS. NON-CONFORMING FASTENERS WILL BE RETURNED AT SUPPLIER'S EXPENSE.
OUR PO# MUST APPEAR ON ALL CORRESPONDENCE, PACKAGES, AND SHIPPING DOCUMENTS.
.
LOCKHEED MARTIN CORPORATION'S POLICY IS IN FULL COMPLIANCE WITH ANTI-KICKBACK PROCEDURES (FAR 52.203.7). TO REPORT A SUSPECTED VIOLATION CALL 1-800-LM-ETHIC (1-800-563-8442).
.
ACCOUNTS PAYABLE EMAIL ADDRESS: CUSTOMER.SERVICE-AP.DP-LKLD @LMCO.COM AND CUSTOMER SERVICE HELP LINE: 863-644-0631

Purchase Order Q50610070

Amendment Number: 0
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch

Order Date: 04/21/2005
Document Type: Purchase Order
Status: New

Line	Item	Quantity	Unit	Price	Price Unit	Currency	Eng Chg	Item Total
0001	SEE DESC	1	Each	$0.00	Price per Each			$153,865.00

Description

Part Number Description: SEE BELOW

Charge Information

Charge - Service Charge, Amount: 153865.00, Quantity: Charge to be Paid by Customer

Schedule

Quantity: 1, UM: EA, Required Date (Date Due - Contract): 08/12/2005

Item Ship To

ID: 057157257QS10
PERRY TECHNOLOGIES
LOCKHEED MARTIN CORP
1700 US 1
RIVIERA BEACH FL 33404

Condition of Sale

No Substitution Allowed
Manufacturer
SEE TEXT FOR APPROVED SUPPLIER/MANUFACTURER

Carrier

Routing Sequence: Origin/Delivery Carrier (Any Mode)
Routing: NONREC

Tax

Tax ID Number: SEE TEXT
Exemption Status: 3 Exempt (For Resale)

Notes

Letters & Notes: PO LINE ITEM TEXT

```
APPROVED SUPPLIER/MANUFACTURER:
NOVINT TECHNOLOGIES
SAN DIEGO                    CA92106
SOURCE INSPECTION REQUIREMENTS:  NO SI REQ'D - GROUP2
      THE FOLLOWING CLAUSES APPLY TO THIS LINE ITEM (SEE LEGEND):
012189118 T00107
              LEGEND TO TEXT OF INVOKED CLAUSES
 012189118 CODE R6 SEE ATTACHMENT FOR PO NTE $154,0
           00.00 FOR SOFTWARE DEVELOPMENT IN CETUS
           II HARBOR SECURITY CONFIGURATION ETC.
 T00107    FLORIDA SALES TAX UNIT EXEMPTION

           BUYER CERTIFIES THAT THE PROPERTY PURCHASED (OR LEASED)
           OR SERVICE PURCHASED HEREUNDER IS EXEMPT BECAUSE
```

Purchase Order Q50610070

Amendment Number: 0
Lockheed Martin Business Unit: Maritime Systems & Sensors - Riviera Bch

Order Date: 04/21/2005
Document Type: Purchase Order
Status: New

Continuation of Line Item 0001

(REFERENCE TAX STATUS FIELD ABOVE):

A. PROPERTY OR SERVICE WILL BE RESOLD OR RENTED IN ORDINARY COURSE OF PURCHASER'S BUSINESS CONDUCTED UNDER FLORIDA SALES TAX REGISTRATION NUMBER 580015163132.

B. PROPERTY WILL BE DIRECTLY USED BY PURCHASER IN HIS MANUFACTURING OPERATIONS WHICH ARE PERFORMED AS A BUSINESS.

THE BUYER IS AUTHORIZED TO EXECUTE THIS CERTIFICATE AND CLAIM THIS EXEMPTION (IF SO STATED IN TAX STATUS FIELD ABOVE). MISUSE OF THIS CERTIFICATE BY SELLER, LESSOR, BUYER, LESSEE, OR THEIR REPRESENTATIVES IS PUNISHABLE BY FINE AND IMPRISONMENT.

Total: $153,865.00

End of Document